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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                  FORM 8-A

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             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                           R&B FALCON CORPORATION
           (Exact name of Registrant as specified in its charter)



              Delaware                                  76-0544217
    (Jurisdiction of incorporation)                  (I.R.S. Employer
                                                     Identification No.)



                              901 Threadneedle
                            Houston, Texas 77079
       (Address, including zip code, of principal executive offices)



           Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                  Name of each exchange on which
        to be so registered                   each class is to be registered

  13.875% Senior Cumulative Redeemable         New York Stock Exchange
      Preferred Stock, par value $.01



     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

     Securities Act Registration Statement file number to which this form relates: 333-81179

     Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
                              (Title of class)

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Item 1.  Description of Registrant's Securities To Be Registered

     The description of the securities to be registered hereby is incorporated by reference to the description contained in the Registrant's Registration
Statement on Form S-4 filed with the Securities and Exchange Commission on June
24, 1999 (Registration No. 333-81179) (the "Registration Statement").

Item 2.  Exhibits


     1. Amended and Restated Certificate of Incorporation of the Registrant
(filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for 1997 and incorporated herein by reference).

     2. Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for 1997 and incorporated herein by reference).

     3. Certificate of Designation of the Registrant filed with the Secretary of State of the State of Delaware on April 22, 1999 (filed as Exhibit 4.3 to the
Registration Statement and incorporated herein by reference).

     4. Form of Registrant's 13-7/8% Senior Cumulative Redeemable Preferred
Stock Certificate (filed as Exhibit 4 to the Registrant's Quarterly Report on
Form 10-Q for the third quarter of 1999 and incorporated herein by reference).

     5. Form of Indenture between the Registrant, as Issuer, and U.S. Trust
Company, N.A., as Trustee, with respect to the Registrant's 13 7/8% Senior
Subordinated Debentures due 2009 (filed as Exhibit 4.1 to the Registration
Statement and incorporated herein by reference).



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        R&B FALCON CORPORATION,

                                    by

                                       /s/ Wayne K. Hillin
                                       --------------------------------------
Date:  October 11, 2000                Name:  Wayne K. Hillin
                                       Title: Senior Vice President and
                                              General Counsel



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                                INDEX OF EXHIBITS



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                                                                                 Page Number
                                                                                     in
                                                                                 Sequentially
   Exhibit                                                                        Numbered
   Number                            Title                                         Statement
   ------                            -----                                       -----------


      1.                Amended and Restated Certificate of                 (incorporated by reference to
                        Incorporation of the Registrant                     Exhibit 3.1 to the registrant's
                                                                            annual report on Form 10-K for
                                                                            1997)

      2.                Amended and Restated Bylaws of the                  (incorporated by reference to
                        Registrant                                          Exhibit 3.2 to the registrant's
                                                                            annual report on Form 10-K for
                                                                            1997)

      3.                Certificate of Designation of the                   (incorporated by reference to
                        Registrant filed with the Secretary of              Exhibit 4.3 to the registrant's
                        State of the State of Delaware on April             Registration Statement No. 333-
                        22, 1999                                            81179 on Form S-4 dated June
                                                                            21, 1999)

      4.                Form of Registrant's 13-7/8% Senior                 (incorporated by reference to
                        Cumulative Redeemable Preferred                     Exhibit 4 to the registrant's
                        Stock Certificate                                   quarterly report on Form 10-Q
                                                                            for the third quarter of 1999)

      5.                Form of Indenture between R&B Falcon                (incorporated by reference to
                        Corporation, as Issuer, and U.S. Trust              Exhibit 4.1 to the registrant's
                        Company, N.A., as Trustee, with respect             Registration Statement No. 333-
                        to 13 7/8% Senior Subordinated                      81179 on Form S-4 dated June
                        Debentures due 2009                                 21, 1999)
